FAIRHOLME FUNDS, INC.

The Fairholme Fund
The Fairholme Focused Income Fund
The Fairholme Allocation Fund

Supplement dated October 18, 2011
to the Prospectus dated March 30, 2011 and
the Statement of Additional Information dated March 30, 2011

Effective October 17, 2011, Charles M. Fernandez has resigned as an officer and employee of Fairholme Capital Management, L.L.C., and as a director and an officer of Fairholme Funds, Inc.  References to Mr. Fernandez in the Prospectus and Statement of Additional Information are hereby deleted.

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The following is added after the fourth paragraph under "TAX CONSIDERATIONS" in the Prospectus:

Cost Basis Reporting.  As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed.  These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan.  The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions.  Cost basis is used to determine whether a sale of the shares results in a gain or loss.  If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B.

The Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis in your covered shares. If you do not affirmatively elect a cost basis method, then the Fund's default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s).  The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE.